UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 28, 2017
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-10853
_____________________________

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 8.01	Results of Operations and Financial Condition
On June 28, 2017, BB&T Corporation ("BB&T") announced that the Board of Governors of the Federal Reserve System accepted its capital plan and did not object to its proposed capital actions.
The timing and exact amount of repurchases will be consistent with BB&T's capital plan and subject to various factors, including BB&T's capital position, liquidity, financial performance, alternative uses of capital, stock trading price, and general market conditions, and may be suspended at any time. The common stock repurchases may be executed through open market purchases, privately negotiated transactions, trading plans established in accordance with Securities and Exchange Commission rules or other means.
A copy of the news release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 8.01.
This Current Report on Form 8-K (including the Exhibit hereto) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of BB&T’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause BB&T’s actual results to differ materially from those described in the forward-looking statements can be found in BB&T’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and Current Report on Form 8-K dated April 24, 2017, which have been filed with the Securities and Exchange Commission and are available on BB&T’s website (https://bbt.investorroom.com/sec-filings) and on the Securities and Exchange Commission’s website (www.sec.gov). BB&T does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits
Exhibit No.	Description of Exhibit
99.1	Press release announcing that the Board of Governors accepted BB&T Corporation’s capital plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: June 29, 2017

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